MUTUAL FUND SELECT TRUST
MUTUAL FUND SELECT GROUP

Supplement dated February 26, 1997
to the Prospectuses dated December 30, 1996


Qualified investors, as described in the Eligible Investors section of  "How To

Purchase and Redeem Shares", are defined as trusts, fiduciary accounts and investment management clients of a Financial Institution or its affiliate.

This language supersedes the first sentence in the Eligible Investors section of the Prospectuses.

MFSGT-36